UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 17, 2009

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FIRST CORPORATION

(Name of Small Business issuer in its charter)

       COLORAD0                          000-52724                     90-0219158___

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

254-16 Midlake Boulevard
Calgary, Alberta
Canada T2X 2X7

 (Address of principal executive offices)

(403) 461-7283

(Registrant’s telephone number)

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 Item 8 01. Other Items

On March 17, 2009 the Board of Directors accepted for cancellation 4,800,000 restricted common shares from the registrant’s President reducing his holding to: 2,700,000 shares.  The board also accepted for cancellation 1,200,000 restricted common shares from the Company’s secretary/treasurer reducing her holding to 800,000 shares.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1

Board Minutes – March 16, 2009.

99.2     Share Cancellation Agreement-Todd Larsen

99.3     Share Cancellation Agreement-Sheryl Cousineau

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2009

First Corporation

/s/ Todd Larsen

    Todd Larsen, President

/s/ Sheryl Cousineau

    Sheryl Cousineau, Secretary/Treasurer